UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 17, 2023

ServisFirst Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36452	26-0734029
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 Woodcrest Place, Birmingham, Alabama	35209
(Address of principal executive offices)	(Zip Code)

(205) 949-0302
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common	SFBS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)     On April 17, 2023, the board of directors (the “Board”) of ServisFirst Bancshares, Inc. (the “Company”) voted to appoint Dr. Betsy Bugg Holloway to the Board to fill the vacancy created by the retirement of Mr. Michael D. Fuller. Dr. Holloway’s initial term as a director will expire at the Company’s 2024 annual meeting of stockholders. Dr. Holloway will serve on the Company’s Corporate Governance & Nominations Committee.

Dr. Holloway is an accomplished global marketing executive with a long track record of innovative leadership and operational expertise in growing and improving organizations.  Dr. Holloway has served as a Vice President for Samford University for the past nine years and as the Vice President for Advancement and Marketing since July 2022, where she leads all marketing, branding, and philanthropic initiatives for the university. Under Dr. Holloway’s leadership, Samford has experienced unprecedented growth in enrollment, fundraising, national reputation, awareness, recognition, and record levels of philanthropic engagement.

Before joining the university’s administration, Dr. Holloway served as Professor of Marketing, Dwight Moody Beeson Chair of Business, and Hackney Family Research Fellow in Samford’s Brock School of Business. Additionally, Dr. Holloway was previously a Visiting Professor at Kiev Business School, the University of Jordan, and the Beijing Institute of Technology.

Dr. Holloway currently serves on the Board of Directors and is a member of the executive committee and chair of the nominating committee for Blue Cross & Blue Shield of Alabama and is a member of the Board of Advisors for Founders Advisors. Dr. Holloway has served on several other Boards of Directors and executive committees across the state. She is a past president of the Rotary Club of Birmingham, the Omicron Delta Kappa national leadership honor society, and the Public Affairs Research Council of Alabama (PARCA). She was also a founding board member and former chair of Scholarships for Kids and a trustee for the Alabama Symphony Orchestra Endowment, the IPC Foundation, and the Charles and Estelle Campbell Foundation. Dr. Holloway is a graduate of both Leadership Birmingham and Leadership Alabama and was the 2011 Aspen Institute Ideas Festival Scholar, among other numerous awards and recognitions she has received over the years.

Dr. Holloway earned her B.A. degree from Vanderbilt University, an M.B.A. degree from Samford University, and her Ph.D. in marketing from the University of Alabama.

Dr. Holloway will be entitled to the standard compensation provided to non-employee directors, as disclosed in the Company’s definitive proxy statement on Schedule 14A, filed by the Company with the Securities and Exchange Commission on March 6, 2023. As part of such compensation, Dr. Holloway will receive an initial grant of 2,892 restricted stock awards which includes 964 restricted stock awards as part of the standard compensation provided to non-employee directors of the Company.

There are no arrangements or understandings between Dr. Holloway and any other person pursuant to which Dr. Holloway was elected to serve as a director. Dr. Holloway also is not a party to any transactions, other than banking transactions with the Company’s subsidiary bank in the ordinary course of business, requiring disclosure pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

In addition to the appointment of Dr. Holloway to the Board, the Board designated Mr. Michael D. Fuller as a director emeritus. In his capacity as a director emeritus, Mr. Fuller will be entitled to attend Board meetings in an advisory capacity but will not vote on Board matters.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

(a)	On April 17, 2023, the Company held its Annual Meeting of Stockholders.

(b)
Proxies for the Annual Meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended. There was no solicitation in opposition to management’s nominees for directors as listed in the Proxy Statement, and all such nominees for director listed in the Proxy Statement were elected.  The final results of the voting for directors are set forth below:

Proposal 1
Election of Directors

Nominee	For	Withhold	Abstain	Broker non-votes
Thomas A. Broughton III	39,980,948	476,324	-	8,263,413
J. Richard Cashio	37,206,719	2,550,563	-	8,263,413
James J. Filler	39,271,496	485,776	-	8,263,413
Christopher J. Mettler	39,640,440	116,832		8,263,413
Hatton C.V. Smith	39,057,374	699,898	-	8,263,413
Irma L. Tuder	38,945,987	811,286	-	8,263,413

Described below are the other matters voted upon at the Annual Meeting and the final number of affirmative votes, negative votes, abstentions and broker non-votes:

Proposal 2
Advisory vote on executive compensation - approved

For	Against	Abstain	Broker non-votes
39,067,630	540,167	149,475	8,263,413

Proposal 3
Advisory vote on frequency of advisory vote on executive compensation – Every Year

Every Year	Every 2 Years	Every 3 Years	Abstain	Broker non-votes
38,301,539	107,722	1,194,457	153,552	8,263,413

Proposal 4
Ratification of FORVIS, LLP as Independent Registered Public Accounting Firm
for the year ending December 31, 2023 - approved

For	Against	Abstain	Broker non-votes
47,852,610	57,271	110,805	-

Proposal 5
Approval of amendment to the Company’s Restated Certificate of Incorporation to reflect new Delaware law provisions regarding office exculpation - approved

For	Against	Abstain	Broker non-votes
36,732,410	2,969,574	55,288	8,263,413

As of the record date of the Annual Meeting, 54,398,249 shares of common stock were issued and outstanding, with 48,020,686 shares of common stock represented by proxies at the Annual Meeting.

(d) Consistent with the Stockholders’ advisory vote on Proposal 3, the Board has determined the Company will hold “Say on Pay” advisory votes on executive compensation every year.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits.

(d)            Exhibits. The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press release dated April 17, 2023
104	Cover Page Interactive Data File

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVISFIRST BANCSHARES, INC.

/s/ Thomas A. Broughton, III
Dated: April 20, 2023	By:	Thomas A. Broughton, III
Chief Executive Officer